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                      SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): January 23, 1998




                      UNIFIED FINANCIAL SERVICES, INC.
            (Exact name of registrant as specified in its charter)


        DELAWARE                  0-22629                35-1797759
     (State or other         (Commission File         (I.R.S. Employer
     jurisdiction of              Number)              Identification
      organization)                                       Number)



            431 NORTH PENNSYLVANIA STREET
                INDIANAPOLIS, INDIANA                  46204-1873
      (Address of principal executive offices)         (Zip Code)



      Registrant's telephone number, including area code:  (314) 634-3301


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ITEM 5.  OTHER EVENTS.

         Effective as of January 23, 1998, the Company amended its Amended and Restated Certificate of Incorporation to change the name of the Company from "Unified Holdings, Inc." to "Unified Financial Services, Inc." Effective as of January 21, 1998 and January 22, 1998, the names of Vintage Advisers, Inc., a Delaware corporation and wholly owned subsidiary of the Company, and Unified Advisers, Inc., an Indiana corporation and wholly owned of the Company, respectively, were changed to Unified Investment Advisers, Inc. and Unified Fund Services, Inc., respectively.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  Financial Statements of Business Acquired

              None

         (b)  Pro Forma Financial Information:

              None

         (c)  Exhibits

              See Exhibit Index


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                                SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 27, 1998

                                  UNIFIED FINANCIAL SERVICES, INC.
                                  (f/k/a Unified Holdings, Inc.)


                                  By:/s/ Timothy L. Ashburn
                                     ------------------------------------------
                                     Timothy L. Ashburn, Chairman of the Board,
                                     President and Chief Executive Officer


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
                                EXHIBIT INDEX


Exhibit                            Description
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
   3         Certificate of Amendment of Amended and Restated Certificate of
             Incorporation of the Company

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